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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 1999


                          Commission File No. 1-10677

                          INTEGRATED ORTHOPAEDICS, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             TEXAS                                             76-0203483
 -------------------------------                           ---------------------
 (State or other jurisdiction of                             (I.R.S. Employer
  incorporation or organization)                            Identification No.)



                5858 Westheimer, Suite 500, Houston, Texas 77057
                ------------------------------------------------
                    (Address of principal executive offices)


                                 (713) 225-5464
                       -----------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

(a) Effective July 1, 1999, Gerald R. Wicker resigned as Vice President and Chief Financial Officer of IOI.
(b) Effective September 7, 1999, Laurie Hill Gutierrez joined IOI as Senior Vice President and Chief Financial Officer.













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                                    SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       INTEGRATED ORTHOPAEDICS, INC.



Date:  September 15, 1999              By:     /s/ Jose E. Kauachi
                                           -------------------------------------
                                           JOSE E. KAUACHI
                                           President and Chairman of the Board